AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-4 Class A Certificates




                                 AMRESCO 1996-4
                  ---------------------------------------------
       $[  9,163,000] Class A-1 Fixed Rate Certificates - [6.030%]
       $[ 22,400,000] Class A-2 Fixed Rate Certificates - [6.370%]
       $[ 17,600,000] Class A-3 Fixed Rate Certificates - [6.850%]
       $[ 10,670,000] Class A-4 Fixed Rate Certificates - [7.250%]
       $[ 13,100,000] Class A-5 Fixed Rate Certificates - [7.600%] $[238,146,000] Class A-6 Floating Rate Certificates - 1M LIBOR+ [0.31%]



The information herein has been provided solely by PSI based on information with respect to the structuring assumptions provided by CS First Boston and mortgage loans provided by AMRESCO Residential Securities Corporation and its affiliates ("AMRESCO"). Neither AMRESCO nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-4 Class A Certificates


                                ALL CERTIFICATES
                                ----------------

Title of Securities:   AMRESCO Residential  Securities Corporation Mortgage Loan
                       Trust 1996-4,
                       Group I:  Class A-1  though  Class A-5 (the  "Fixed  Rate
                       Certificates")
                       Group II: Class A-6 (the "Adjustable Rate Certificates")

Depositor:             AMRESCO Residential Securities Corporation

Seller:                AMRESCO Residential Mortgage Corporation

Servicers:             - Long Beach Mortgage Company,  Option One Mortgage Corp.
                       and Advanta Mortgage Corp. USA will each service a portion of the underlying collateral for the Group I
                       Fixed  Rate  Certificates  and Group II  Adjustable  Rate
                       Certificates.

Servicer Fee:          50 bps per annum

Trustee:               Bankers Trust Company of California, N.A.

Pricing Date:          August [16], 1996

Settlement Date:       August [28], 1996

Principal Paydown:     - All  Group I  principal  pays  the  Group I Fixed  Rate
                       Certificates  (Classes  A-1  through  A-5)  sequentially.
                       However, Class A-1 is a PAC bond and Class A-2 is a companion bond. - All Group II principal is passed through to Class A-6.

Flow of Funds:         GROUP I AND GROUP II MONTHLY CASH FLOWS
                       1)  to each  Servicer,  any  unreimbursed  advanced  on a
                           mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;
                       2)  to each Servicer, the Servicer Fee;
                       3)  to the Certificate  Insurer,  the Premium;
                       4)  to the Trustee, the Trustee Fee;

                       GROUP I MONTHLY CASH FLOWS
                       5) accrued monthly interest pro-rata to the Class A-1, A-2, A-3, A-4 and A-5 Certificates;
                       6) Class A-1 to scheduled balance; Class A-2 until retired; Class A-1 until retired; Sequentially to A-3, A-4, and A-5;
                       7)  to the Surety Provider, any unreimbursed draws;
                       8)  to O/C up to its target amount as described below;
                       9)  to Class A-6, if needed;
                       10) to Subordinated IO holder; and
                       11) to the Class R Certificate holders.

                       GROUP II MONTHLY CASH FLOWS
                       5)  accrued   monthly   interest   to   the   Class   A-6
                           Certificates;
                       6)  monthly principal to the Class A-6 Certificates;
                       7)  to the Surety Provider, any unreimbursed draws;
                       8)  to O/C up to its target amount as described below;
                       9)  to Classes A-1, A-2, A-3, A-4 or A-5, if needed;
                       10) to Subordinated IO holder; and
                       11) to the Class R Certificate holders.

FOR A COMPLETE  DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS
SUPPLEMENT   SECTION  TITLED   "DESCRIPTION   OF  THE  CLASS  A  CERTIFICATES  -
DISTRIBUTIONS"

Credit Enhancement:    A combination of:
                       - Excess monthly cash flow
                       - Overcollateralization
                       - Cross-collateralization
                       - 100% wrap from MBIA guaranteeing  timely interest and
                         ultimate principal.

Prepayment            Speed: Prepayment speeds have been modelled using a ramp
                      from  5.0%  CPR in  month 1 to 20% CPR in  month  12 and
                      thereafter;  specifically,  speeds will increase  1.364%
                      per  month  until  month  12.   Pricing  Speed  for  the
                      transaction is 115% of the ramp.





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1996-4 Class A Certificates


                            ALL CERTIFICATES (cont.)
                            ------------------------

Overcollateralization: The  credit  enhancement  provisions  of  the  Trust  are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the
                       collateral   to  the   payment   of   principal   on  the
                       Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level. Overcollateralization: Initial O/C:
                       Group I -- [0.0%] O/C Target: Group I -- [1.75%] Levels (Approx.) Group II --[0.0%] Group II --[3.00%]

                       O/C Cushion (Adjustable):   [.50%]

                       These  O/C   percentages  are  subject  to  step  downs
                       beginning in month 30 if certain tests are met.

Certificate Insurer:   MBIA
                       MBIA's claims-paying ability is rated AAA/Aaa/AAA by Standard & Poor's, Moody's and Fitch.

Certificate Ratings:   The Class A Certificates  will be rated AAA by Standard &
                       Poor's, Aaa by Moody's Investors Service and AAA by Fitch
                       Investors Service

Clean-up Calls:        The  Residual  Holder has the option to  excercise a call
                       when the  outstanding  Certificate  Balance equals 10% or
                       less   of  the   original   principal   balance   of  the
                       Certificates.   If  such  call  is  not  exercised,   the
                       Servicers  will have the option to purchase  the mortgage
                       loans  when  the  outstanding   Certificate  Balance  has
                       declined to 5% of original. Each call will be excercised at par plus accrued interest.

ERISA Consideration: The Class A Certificates will be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:  All Class A Certificates will be SMMEA eligible.

Taxation:              REMIC.

Prospectus:            The  Certificates  are  being  offered  pursuant  to  a
                       Prospectus  which  includes  a  Prospectus   Supplement
                       (together, the "Prospectus"). Complete information with
                       respect  to the  Certificates  and  the  Collateral  is
                       contained in the Prospectus. The foregoing is qualified
                       in its  entirety by the  information  appearing  in the
                       Prospectus.   To  the  extent  that  the  foregoing  is
                       inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:   Call  the  desk  at  (212)  778-2741,   Januar  Laude  at
                       (212)778-7176,  Mike Cordry at (212)778-2840, Sean Low at
                       (212)778-2581  or Sam Ferrell at  (212)778-4944  with any
                       questions.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                Series 1996-4, Class A-1 through A-5 Certificates

- --------------------------------------------------------------------------------
                                     GROUP I
                 CLASSES A-1 THROUGH A-5 FIXED RATE CERTIFICATES


Collateral:            Group One:  Fixed Rate, First Lien Mortgage Loans.

Approximate Group Size:         [$72,933,000]

                                Class A-1       Class A-2       Class A-3      Class A-4      Class A-5
                                ---------       ---------       ---------      ---------      ---------

Approximate Face Amount:       [$9,163,000]   [$22,400,000]    [$17,600,000]  [$10,670,000]   [$13,100,000]
Avg Life to 10% Call Date:     [0.71] years    [1.20] years    [3.09] years   [5.20] years    [8.25] years

Avg. Life to Maturity (app.)   [0.71] years    [1.20] years    [3.10] years   [5.20] years    [9.58] years

Pass-Through Rate:             [6.03]%         [6.37]%         [6.85]%          [7.25]%       [7.60]% or [8.35]% after
                                                                                                the Clean-Up Call date

Price                          [99-20]         [99-21+]        [99-24]         [99-31+]          [99-29]

Spread:                        [50 bps]        [62 bps]        [75 bps]        [94 bps]         [117 bps]

Pricing Speed                  115% of Ramp   115% of Ramp    115% of Ramp    115% of Ramp    115% of Ramp

Yield (CBE):                   [6.07]%         [6.37]%          [6.87]%        [7.25]%           [7.73]%

Day Count:                      30/360          30/360          30/360           30/360          30/360

Expected Maturity:             [12/25/97]     [10/25/98]      [11/25/00]      [01/25/03]       [12/25/14]
(at pricing speed)

PAC Bands:             10.0% CPR to 30.0% CPR (no ramp)

Pre-Funding Account:   On the closing date,  approximately  [$8,000,000] will be
                       deposited  in a  pre-funding  account for the purchase of
                       additional  fixed rate mortgage  loans.  From the closing
                       date  until  [October]  20,1996,  the  Trust  intends  to
                       purchase  mortgage  loans  up to the  entire  pre-funding
                       amounts.  The additional  mortgage  loans,  purchaed with
                       funds  deposited  in  the  prefunding  account,  will  be
                       subject  to  certain   individual  and  aggregate   group
                       characteristics that will be more fully described in the Prospectus Supplement.

                       Funds remaining in the pre-funding account will be distributed sequentially to the Class A-1, A-2, A-3, A-4 and A-5 Certificateholders as prepayments based on the cash flow priority on the [October], 1996 distribution date.

Payment Date:          The 25th day of each month or, if such day is not a
                       business day, the next succeeding business day, beginning on [September 25], 1996.

Payment Delay:         24 days.

Coupon Step-Up:        If the Cleanup Call is not  exercised,  the coupon on the
                       Class A-5 Certificates shall be [8.35%] per annum.

Interest Accrual
eriod: For Certificate Classes A-1 through A-5, interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                      Series 1996-4 Class A-6 Certificates

- --------------------------------------------------------------------------------

                                    GROUP II
                      CLASS A-6 ADJUSTABLE RATE CERTIFCATES


Prepayment Assumption:   115% of Ramp

Approximate Face Amount: [$238,146,000]

Average Life to Call:    [3.50] years

Interest Payment:         actual/360

Price:                    100-00

Pass-Through Rate:        The lesser of:
                             1) One Month LIBOR + [31] bps
                             2) The Available Funds Cap


                          After the Clean-up Call, the lesser of:
                             1) One Month LIBOR + [62] bps
                             2) The Available Funds Cap

Available                Funds  Cap: A rate equal to the  weighted  average  net
                         coupon rate (i.e.,  the  weighted  average  coupon rate
                         less  [1.130%]  for  servicing   fees,   trustee  fees,
                         certificate insurer premiums and reserve strip) for the
                         Group  II  adjustable-rate   mortgage  loans  for  such
                         Payment Date.

Yield:                   Variable

Expected Maturity:       [12/25/15] at pricing speed

Pre-Funding Account:     On the closing date,  approximately  [$33,000,000] will
                         be deposited in a pre-funding account for the purchase of additional adjustable rate mortgage loans. From the closing date until [October] 20,1996, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchaed with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account will be distributed to the Class A-6 Certificateholders as prepayments on the [October], 1996 distribution date.

Coupon Step-Up:          If the Cleanup Call is not exercised, the coupon on the
                         Class A-6 Certificates shall be raised to LIBOR + [62] bps subject to the Available Funds Cap.

Payment Date:            The 25th  day of each  month  or,  if such day is not a
                         business  day,  the  next   succeeding   business  day,
                         beginning on September 25, 1996.

Interest Accrual Period: Interest   will   accrue  from  the  25th  day  of  the
                         preceeding month until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjusments:              The  interest  rates  and  payments  on the  underlying
                         mortgage loans will generally adjust semi-annually.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

Available Pool
Information         LONG BEACH  (ARMs Only)                     OPTION ONE (Fixed Only)
                    ----------                                  ----------
                    Loans:              1759                    Loans:             313
                    Balance:        $177,826,732                Balance:       $19,671,797
                    WAC:                9.94%                   WAC:              11.54%
                    WAM:                 351                    WAM:               327
                    WAGM:               6.05%                   WALTV:            67.61%
                    WALTV:             72.97%

                    Credit Grade:           A-    46.11%        Credit Grade:       AA          11.61%
                                            B+    10.50%                             A          44.56%
                                            B     10.70%                             B          25.45%
                                            B-    12.01%                             C          10.93%
                                            C     14.09%                            CC           7.45%
                                            C-     6.59%


                    ADVANTA  (Fixed)                            ADVANTA (ARMs)
                    ----------                                  ----------
                    Loans:             515                      Loans:               207
                    Balance:        $45,261,747                 Balance:        $27,320,091
                    WAC:              10.26%                    WAC:                9.64%
                    WAM:                344                     WAM:                 358
                    WALTV:            67.35%                    WAGM:               7.02%
                                                                WALTV:             72.09%

                    Credit Grade:        A+      9.94%          Credit Grade:           A+   16.36%
                                         A       2.14%                                  A    34.59%
                                         A-     43.45%                                  B    22.28%
                                         B      30.21%                                  C    16.60%
                                         C       9.55%                                  C-    8.51%
                                         C-      1.58%                                  D1    1.04%
                                         D       2.80%                                  D2    0.08%
                                         D1      0.09%                                  D3    0.55%
                                         D2      0.12%
                                         D3      0.13%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.